Exhibit 99.1

Top of Mind Capex/Capacity Customer/O&M Sales/Economy Regulatory/Law Investor Meetings May 11, 2015 Ludington Pumped Storage Ray Compressor Station Cross Winds Energy Park Fourth largest in the world #1 LDC in gas storage #2 in renewable sales in the Great Lakes area Fourth largest in the world #1 LDC in gas storage #2 in renewable sales in the Great Lakes area Ludington Pumped Storage Ray Compressor Station Cross Winds Energy Park Capital International Meeting May 12, 2015 Top of Mind Capex/Capacity Customer/O&M Sales/Economy Regulatory/Law

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2014 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods. Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

Our Growth Engine $15.5 Billion More “upside” $5 bil NOT yet in Plan! (2015-2024 Capex) 5% - 7% EPS growth (Investment, Sales, Cost, & DIG) (Customers, Regulators, & Policy Makers) (Value, Reliability, & Environment) 2 Why Invest in CMS Energy? a Adjusted EPS (non-GAAP) Supported By UPSIDES create headroom PARTNERS in progress PASSION to improve for customers AND owners SELF-FUNDED! Our Growth Engine $15.5 Billion More “upside” $5 bil NOT yet in Plan! (2015-2024 Capex) 5% - 7% EPS growth (Investment, Sales, Cost, & DIG) (Customers, Regulators, & Policy Makers) (Value, Reliability, & Environment) . . . . next 10 years even brighter than last 10 year record! a Based on December 31, 2014 information percent of market cap Source: 10K; actual amounts through 2014 smoothed for illustration . . . . creating an opportunity for the next ten years.

Capex Up 45% . . . . 2005-2014 2015-2024 Opportunity $10.7 bil $15.5 bil $20 + bil . . . . with more opportunity and no “big bets” over ten years! Investment Program . . . . Gas Replacement 15% complete Clean Air 85% complete Smart Energy 40% complete New Compressors 50% complete Ludington 45% complete . . . . progressing well.

Upside Capacity Opportunities . . . . Capacity Growth Over Next Ten Years . . . . adding value to our “DIG” plant. $2.00 $4.50 $7.50 Capacity price ($ kW per month) Was (mils) Future Scenarios (mils) $55 $35 New Business Long-term Energy 250 MW at $4.00 per kWm (6/14) 250 MW = $5.75 per kWm (4/15) Recent Capacity Long-term > $3.30 Near-term = $4.50 Upside: Capacity and energy contracts layered in over time 7 (CONE) Now (mils) $15 = $5 (Prior) (Forecast) Capacity Energy $65 $40 + $25 – $50 more < $0.50 . . . . emerging incrementally with replacements not yet in plan! 5,000 7,500 10,000 Today Jackson Plant Replaces Classic Seven ROA Customers Return? Palisades PPA Expires 2022 MCV PPA Expires 2025 Future ~800 MW 1,240 MW MW PPA 2,600 capacity ~30% ~8,600 MW 540 MW 410 MW Owned Shortfall 6,000 780 MW ~9,400 MW

Consumers Appears . . . Carbon Tonnage Reduction Million Tons (Preliminary) Projected emission level . . . . to be in a good carbon position. 13 15 17 19 21 23 25 2005 Baseline Million Tons of CO2 Consumers Energy 2014 2020 2025 2029 2030 Generation Strategy: New Supply Sources . . . . 0 5 10 15 20 25 Coal Nuclear . . . . combined cycle gas is the most attractive new source of supply. Levelized cost of new build (¢/kWh) Gas price= $3.00 $4.50 $6.00 W/ tax credit W/o tax credit W/ emission controls Today $3.00 per watt 5¢ 6¢ 7¢ 6¢ 9¢ 10¢ 12¢ 22¢ 8¢ Back -up 11¢ Back -up 6¢ Combined Cycle Gas Plant Wind Residential Solar 15¢ Future $2.00 per

 Electric Customer Prices . . . . Residential Bills Industrial Rates . . . . competitive for residential and improving for industrial customers. Customer Satisfaction . . . . Electric Gas . . . . continues to improve rapidly

“Reinvestment” Helps Customers . . . . Increase forestry Accelerate “DIG” Outage to 2015 – $8 mil cost in 2015; $10 mil benefit in 2016 – Capacity increase 38 MW . . . . AND provides sustainable, premium growth for INVESTORS O&M Cost Savings . . . . O&M Trend vs Peers 2014 Actual Plan O&M Cost Savings 2014 & 2015 2014 2018 (mils) (mils) Attrition $ - 35 $ - 75 Productivity (Coal Gas) - 35 - 50 “Pole Top” Hardening - 30 - 30 Smart Meters - 5 - 25 Eliminate Waste (UA’s) - 15 - 20 Mortality Tables & Discount Rates +50 + 50 Service Upgrades +10 + 50 Net Savings $ - 60 $ - 100 Percent Savings - 6% - 10% FAST START! . . . . accelerated; funding investment and reducing risk.

O&M Cost Reductions . . . . . . . . providing more headroom for customer benefits. O&M Cost Reductions . . . . Coal to Gas Switching (Zeeland) Smarter benefit plans Productivity/Attrition Coal to Gas Switching (Jackson) “Pole Top” Hardening Productivity/Smart Energy . . . . provide more headroom for more capital investment.

Sales Growth....

CMS ENERGY

Economic Indicators

	Grand Rapids	Michigan	U.S
Building Permits*	+32%	+4%	+7%
GDP 2010 →2013	15	11	8
Population 2011 →2014	3	0	2
Unemployment (3/15)	3.9	5.6	5.5

*Annualized numbers thru February 2015

Annual Electric Sales[a]



Industrial
Total
-5.0%
-2.5%
5.0%
1.0%
8.7%
2.8%
3%
1%
Conservative
2%
½%
2008-2009 Recession
2010-2013 Recovery
2014
2015
Future 2016 - 2019

[a] Weather normalized vs. prior year

.... suggests upside to conservative plan.

Economic Growth....

CMS ENERGY

Examples of New Business



Electric
Gas
Combination
Announcement
Plasan Carbon Composites
• High performance auto body parts
• 620 new jobs
• $29 million investment
• Phased in next 3 years
Announcement
Dicastal North America, Inc.
• World's largest maker of alloy wheels
• 300 new jobs
• $140 million investment
• Production begins in 2015
Continental Dairy
Betz
Durolast Roofing
GM Assembly
Enbridge
Magna-Cosma
Dart
MSU FRIB
Post
WKW
MACI
Denso
Brembo

Industries

	MW
Auto	50
Food	7
Manufacturing	21
Metal	20
Petroleum	19
Plastics	19
Others	19
Total	Up 155

.... another 2.5% of sales growth.

9

Governor Snyder's Special Message On Energy. . . .

CMS ENERGY

Governor Snyder's Four Pillars

Adaptability
- IRP process to determine generation mix

Reliability
- Ensure adequate supply

Affordability
- Reduce waste by 15%

Environmentally protective
- Consider environment in energy decisions

How We Could Get There


-15% waste


Renewables
Gas
Resource planning


Enablers


Subsidies
Fair Choice

. . . . is good for Michigan customers and investors.

Michigan Energy Law Update. . . .

CMS ENERGY


Update
• Adaptability
• Reliability
• Affordability
• Environmental protection
• 10% renewables by 2015
• Energy efficiency standards
• File-and-implement
• 10% ROA cap
• Historical test year
• 12-18 months regulatory lag
• No cap on ROA
Present: 10% cap w/o subsidy Governor Snyder
SB0247
SB0235
> 10% cap
Full Regulation
HB4298

Before 2008 | TODAY | 2015 Improvements

. . . . builds on 2008 Law!

10

Experienced Policy Makers....
CMS ENERGY
Governor Rick Snyder
Powering Michigan's Comeback
Commission
John Quackenbush (R), Chairman
Term Ends: July 2, 2017
Consistent Leadership!
Sally Talberg (I)
Term Ends: July 2, 2019
Energy Committee Chairs
Senator Mike Nofs
House Rep. Aric Nesbitt
Greg White (I)
Term Ends: July 2, 2015
.... provide stability.



2015 Gas And Electric Rate Cases....
CMS ENERGY
2014
2015
2016
Our View
GAS
Filed $88 M 7/01
Settled $45 M
A) Settled $45 million
B) 10.3% ROE
A) Jackson Plant
Classic 7 Decommissioned
Filed $163 M 12/05
Self-implement
Securitization Surcharge Ends $80 M
B) Final Order
C) New Rate Design
A) Jackson Plant in rate base
B) Investment recovery and cost reductions
C) New Rate Design
ELECTRIC
2014
2015
2016
Our View
.... primarily for customer improvement with large O&M offsets.

11

MICHIGAN'S ENERGY FUTURE

Ensuring **affordable, reliable, adaptable,** and **environmentally protective** energy

••2015••

ADAPTABILITY

Goals for our Future: Michigan's Potential Electricity Mix in 2025


Renewables, 19%
Eliminating Energy Waste (2014-2025), 15%
Reducing Energy Waste (2009-2015), 6%
Nuclear, 18%
Natural Gas, 11%
Coal, 34%

- It's important to act now to make sure we have the tools to solve our own problems and keep decision-making in Michigan, not in Washington D.C.
- Michigan should meet **30 to 40 percent** of its power needs from our cleanest sources by 2025.
- We must reduce coal and replace it with newer, cleaner technologies.
- Michigan is a top 10 state in terms of dependence on coal. We can do better.

RELIABILITY

- 2011: Average of **1.13** outages a year per customer. Today, it's **0.8.** There's still more to do.
- Deploy **smart meters** to help locate outages and restore power more quickly.
- **More investments** to keep our power grid and pipeline system working smoothly and safely.
- Make changes to our electric market structure to ensure **we never experience massive outages** due to lack of supply.
- Empower regulators to determine when we may face a shortage, tools to address it, and ensure that all electric providers are required to protect their customers by ensuring the infrastructure we need will be there to serve them.

AFFORDABILITY

- Eliminate energy waste by investing in our homes and businesses – achieving at least **15 percent more** of Michigan's energy portfolio in the next decade.
- Allow **on-bill financing**, helping families and businesses replace old furnaces and water heaters.
- Help utilities and large job creators **reduce waste** by encouraging pricing to suggest heavy use during off-peak hours

ENVIRONMENTALLY PROTECTIVE

- Reducing mercury emissions, pollution that creates acid rain, and particles in the air for the **health of Michigan.**
- **Take environment into account** when making energy decisions and ensure our energy portfolio continues to get better over time in controlling pollutants.
- Propose new rules for volume hydraulic fracturing to help **strengthen protection of our water.**

Governor Rick Snyder
REINVENTING MICHIGAN
Getting It Right. Getting It Done.

#MIENERGYFUTURE

12

CMS Energy Consistent Growth Future Shines Bright a $3.50 +7% /year +5% to +7% year Peers =3% / yr Last 7 Years Next 5 Years a Adjusted EPS (non-GAAP) Sustainable Future Growth Past Performance Investment (bills) $64.6 O&M Reduction (2006-2014) (10)% Sales Growth (2010-2014) +1% Energy Policy 2008 Law Next 5 Years $7.6 Capicity Opl Conserv ative (7)% +1/2 % Conservative Improved Law .... even easier, with lots of upsides. 13

Capital Expenditures

CMS ENERGY

	2015 (mils)	2016 (mils)	2017 (mils)	2018 (mils)	2019 (mils)	2015-2019 Subtotal (mils)	2020-2024 Subtotal (mils)	2015-2024 Total (mils)
New Generation (includes Renewables)	$ 70	$ 224	$ 52	$ 64	$ 134	$ 544	$ 612	$ 1,156
Environmental	254	98	136	153	212	853	139	992
Gas Infrastructure	237	216	200	159	138	950	1,454	2,404
Smart Energy	130	177	164	43	22	536	-	536
Electric Reliability & Distribution	196	198	208	262	255	1,119	1,575	2,694
Maintenance (Electric & Gas)	714	700	650	774	786	3,624	4,094	7,718
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500
Electric	$ 1,088	$ 1,116	$ 911	$ 983	$ 1,073	$ 5,171	$ 4,704	$ 9,875
Gas	513	497	499	472	474	2,455	3,170	5,625
Total	$ 1,601	$ 1,613	$ 1,410	$ 1,455	$ 1,547	$ 7,626	$ 7,874	$ 15,500

Capacity Diversity....

CMS ENERGY



2014
Coal 34%
Gas 32%
Pumped Storage 11%
Renewables 9%
Oil 6%
Nuclear 8%
2005
Coal 41%
Gas 31%
Pumped Storage 11%
Renewables 3%
Oil 6%
Nuclear 8%
2017
Coal 24%
Gas 37%
Pumped Storage 12%
Renewables 10%
Purchases 3%
Oil 6%
Nuclear 8%

.... evolving to cleaner generation while becoming more cost competitive.

14

 Operating Cash Flow Growth . . . . Gross operating cash flowa up $0.1 billion per year Interest, working capital and taxes Pct of Market Cap (as of Dec. 2014) Cap Inv OCF CMS 13% 15% Peers 14 12 NOLs & Credits $0.7 $0.7 $0.5 $0.4 $0.3 $0.2 . . . . up $½ billion or 30% over five years! 2015 Cash Flow Forecast (non-GAAP) CMS Energy Parent Cash at year end 2014 $ 95 Sources Consumers Energy dividend and tax sharing $ 355 Enterprises 20 Sources $ 375 Uses Interest and preferred dividend $ (130) Overhead and Federal tax payments (10) Equity infusion (150) Pension contribution 0 Uses a $ (340) Cash flow $ 35 Financing and Dividend New issues $ 150 Retirements - DRP, continuous equity 45 Net short-term financing & other 20 Common dividend (320) Financing $ (105) Cash at year end 2015 $ 25 Bank Facility ($550) available $ 527 Consumers Energy Amount (mils) Cash at year end 2014 $ 71 Sources Operating (depreciation & amortization $675) $ 1,940 Other working capital (135) Sources $ 1,805 Uses Interest and preferred dividend $ (235) Capital expenditures b (1,585) Dividend and tax sharing $(150) from CMS (355) Pension contribution 0 Uses $ (2,175) Cash flow $ (370) Financing Equity $ 150 New issues 250 Retirements (50) Net short-term financing & other (26) Financing $ 324 Cash at year end 2015 $ 25 Bank Facility ($650) available $ 595 AR Facility ($250) available $ 250 a Includes other b Includes cost of removal and capital leases

Credit Ratings....

CMS ENERGY



Scale
S&P
Moody's
S&P (Dec. '14)
Moody's (Mar. '15)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook Stable Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . show continuous improvement.

2015 Sensitivities....

CMS ENERGY

	Status	Sensitivity	2015 Impact EPS	2015 Impact OCF (mils)
Sales [a]				
• Electric (38,093 GWh)	☺	± 1%	± $0.05	± $ 20
• Gas (302.6 Bcf)		± 5	± 0.07	± 30
Gas prices (NYMEX)	☺	± 50¢	∓ 0	∓ 55
ROE (authorized)				
• Electric (10.3%)	☺	± 10 bps	± 0.01	± 5
• Gas (10.3%)		± 20	± 0.01	± 4
Interest Rates	☺	±100 bps	∓ < 0.01	∓ 0
Capital Investment	☺	±$100 mil	± 0.01	± 10
O&M Cost	☺	± 2%	∓ 0.04	∓ 20

[a] Reflect 2015 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

16

Electric Customer Base Diversified ....

CMS ENERGY

Top Ten Customers

(2014 Ranked by Deliveries)

- Hemlock Semiconductor
- General Motors
- Nexteer Automotive Corporation
- Gerdau MacSteel
- Denso International
- Packaging Corporation of America
- Meijer
- State of Michigan
- Spectrum Health
- AT&T

Percentage of electric gross margin is 2.4%

2014 Electric Gross Margin



Residential
50%
Commercial
33%
Industrial
8%
Auto
5%
Other
4%

$2.3 Billion

.... "autos" only 5% of gross margin.

Michigan's Energy Future ....

CMS ENERGY

Michigan's Electricity Mix [a]	2015		2025 Michigan Potential Mix	
	Consumers Energy	Michigan	Gas Cheaper	Wind Cheaper
Renewables	10%	9%	9%	19%
Energy Optimization 2009 – 2015	6	7	6	6
Energy Optimization 2016 – 2025	__	__	15	15
Clean Sources	**16%**	**16%**	**30%**	**40%**
Natural Gas	25	13	20	11
Coal	43	54	34	34
Nuclear	16	17	16	15
Total	100%	100%	100%	100%

[a] Percent of expected retail sales (kWh)

.... a leader in clean, affordable and reliable power.

17

CMS ENERGY CORPORATION Earnings Per Share By Year GAAP Reconciliation (Unaudited 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 $1.74 After-tax items: Electric and gas utility 0.21 (0.39) - - (0.07) 0.05 0.33 0.03 - 0.17 - - Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) * 0.03 Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * * * Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) * (*) Asset impairment charges, net - - 1.82 0.76 0.60 - - - - - - - Cumulative accounting changes 0.16 0.01 - - - - - - - - - - Adjusted earnings per share, including MTM - non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 $1.77 Mark-to-market impacts 0.03 (0.43) 0.51 Adjusted earnings per share, excluding MTM - non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA NA * Less than $500 thousand or $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and rest ricted stock. Consumers Energy 2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited) Presentation Sources and Uses Reclassifications From Sources ad Uses to Statement of Cash Flows Interest/Capital Tax Other Financing Other Working Lease Payments Securitization Common Consolidated Statements of Cash Flows non-GAAP Sharing Payments Capital and Other Debt Payments Dividends GAAP Description Amount Operating as Operating as Investing as Financing as Financing as Financing Amount Description Cash at year end 2014 $ 71 $ - $ - $ - $ - $ - $ - $ 71 Cash at year end 2014 Sources Operating (dep & amort $675) $ 1,940 Other working capital (135) Net cash provided by Sources $ 1,805 $ 150 $ (235) $ 44 $ 23 $ 74 $ - $ 1,861 operating activities Uses Interest and preferred dividends $ (235) Capital expenditures a (1,585) Dividends/tax sharing to CMS (355) Pension Contribution - - Net cash used in Uses $ (2,175) $ (150) $ 235 $ (44) $ - $ - $ 505 $ (1,629) investing activities Cash flow from Cash flow $ (370) $ - $ - $ - $ 23 $ 74 $ 505 $ 232 operating and investing activities Financing Equity $ 150 New Issues 250 Retirements (50) Net short-term financing & other (26) - - Net cash used in Financing $ 324 $ - $ - $ - $ (23) $ (74) $ (505) $ (278) financing activities Net change in cash $ (46) $ - $ - $ - $ - $ - $ - $ (46) Net change in cash Cash at year end 2015 $ 25 $ - $ - $ - $ - $ - $ - $ 25 Cash at year end 2015 a Includes cost of removal and capital leases

 CMS Energy Parent 2015 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited) Reclassifications From Sources and Uses to Statement of Cash Flows Presentation Sources and Uses Consolidated Statements of Cash Flows Description Non Equity non-GAAP Uses GAAP Amount as Operating Other Amount Description Cash at year end 2014 $ 95 $ - $ (95) $ - Cash at year end 2014 Sources Consumers Energy dividends/tax sharing $ 355 Enterprises 20 Net cash provided by Sources $ 375 $ (190) $ 127 $ 312 operating activities Uses Interest and preferred dividends $ (130) Overhead and Federal tax payments (10) Equity infusions (150) Pension Contribution - Net cash used in Uses (a) $ (340) $ 190 $ (32) $ (182) investing activities Cash flow from Cash flow $ 35 $ - $ 95 $ 130 operating and investing activities Financing and dividends New Issues $ 150 Retirements - Equity programs (DRP, continuous equity) 45 Net short-term financing & other 20 - - Common dividend (320) Net cash used in Financing $ (105) $ - $ - $ (105) financing activities Net change in cash $ (70) $ - $ 95 $ 25 Net change in cash Cash at year end 2015 $ 25 $ - $ - $ 25 Cash at year end 2015 (a) Includes other Consolidated CMS Energy 2015 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited) Eliminations/Reclassifications/Consolidation to Arrive at the Consolidated Statement of Cash Statements of Cash Flows Other Consumers Equity Consolidated Statements of Cash Flows Consumers CMS Parent Consolidated Common Dividend Infusions to Description Amount Amount Entities as Financing Consumers Amount Description Cash at year end 2014 $ 71 $ - $ 136 $ - $ - $ 207 Cash at year end 2014 Net cash provided by $ 1,861 $ 312 $ 12 $ (505) $ - $ 1,680 Net cash provided by operating activities operating activities Net cash used in (1,629) (182) (333) - 150 (1,994) Net cash used in investing activities investing activities Cash flow from $ 232 $ 130 $ (321) $ (505) $ 150 $ (314) Cash flow from operating and operating and investing activities investing activities Net cash used in $ (278) $ (105) $ 277 $ 505 $ (150) $ 249 Net cash provided by financing activities financing activities Net change in cash $ (46) $ 25 $ (44) $ - $ - $ (65) Net change in cash Cash at year end 2015 $ 25 $ 25 $ 92 $ - $ - $ 142 Cash at year end 2015

 CMS Energy Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities (unaudited) (mils) 2014 2015 2016 2017 2018 2019 Consumers Operating Income + Depreciation & Amortization $ 1,813 $ 1,940 $ 1,955 $ 2,081 $ 2,194 $ 2,358 Enterprises Project Cash Flows 20 20 28 50 52 55 Gross Operating Cash Flow Other operating activities including taxes, interest payments and $ 1,833 $ 1,960 $ 1,983 $ 2,131 $ 2,246 $ 2,413 working capital (386) (280) (583) (631) (646) (713) Net cash provided by operating activities $ 1,447 $ 1,680 $ 1,400 $ 1,500 $ 1,600 $ 1,700

May 2015 OUR MODEL; OUR PLAN INVESTOR INFORMATION CMS Energy Corporation Phil McAndrews Investor Relations Department Travis Uphaus One Energy Plaza, Jackson, MI 49201 www.cmsenergy.com CUSTOMERS INVESTORS High-end EPS (and dividend) growth - 12 year track record - Repeatable Capex -- 100% organic (no “big bets”) Self-funded -- No block equity dilution! (5 years!) World-class cost performance Solid sales growth (under promise/over deliver) World-class regulation and law OUTPERFORMED FOR A DECADE: NEXT DECADE EVEN BRIGHTER . . . . continues to improve rapidly  . . . . AND provides sustainable, premium growth for INVESTORS.

Adjusted EPS Gross OCF Dividend CapEx CMS O&M Cost Electric Sales (Ind. /Total ) Energy Policy 10% 11 16% 15 21% Energy efficiency standards File and implement 10% renewables by 2015 10% ROA cap Adaptability Reliability Affordability Environmentally protective 2015 Update 2008 Law +$100 mil $1 bil capex = +1% sales = $20 mil OCF = 5¢ EPS Self-funded (No block equity dilution) + $0.6 $1.8 $2.4 Base Rates < 2% 2005 - 2014 $10.7 B 2015 - 2024 $15.5 B Opportunity $16.5 + B +30% +45% Down 10% Down 7% -5% -2.5% 5% 1% 3% 1% 2% ½% $1.1 $0.9 $1.3 > 2% < 2% $1.77 Conservative Organic Growth Opportunity Generation capacity Gas conversion Grid modernization No “Big Bets” Gas Infrastructure Electric Reliability Smart Energy Environmental New Generation Electric Maintenance 2006 2014 2019 Residential Bills Industrial Rates National Avg Midwest Avg +10¢ (bils) (bils) % of Mkt Cap % % Peers New capacity Gas combined cycle -- $700 million Renewables -- $1 billion New Energy Efficiency Incentive/ rate base Decoupling Eliminate ROA subsidy = $150 million $20 + B Upside Peers up 42% Actual Plan Upsides NOT in Plan +5% - +7% Int’l Sale $1.0 2.8% 8.7% 7% /year + $0.5 This placemat contains “forward-looking statements”; please refer to our SEC filings for information regarding the risks and uncertainties that could cause our results to differ materially. It also contains non-GAAP measures. Reconciliations to most directly comparable GAAP measures are found in the accompanying handout or on our website at www.cmsenergy.com a a a Non-GAAP 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2008 - 2009 Recession 2010 - 2013 Recovery 2014 2015 2016 - 2019 Future OCF 20¢ 36¢ 50¢ 66¢ 84¢ 96¢ $1.02 $1.08 $1.15 $0.81 $0.90 $0.96 $1.08 $0.84 $1.21 $1.26 $1.36 $1.45 $1.55 $1.66 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Future -20 -10 0 10 20 2013 2014 2015 2016 -30 -20 -10 0 10 20 30 2013 2014 2015 2016 EPS